UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

EveryWare Global, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

519 North Pierce Avenue, Lancaster, Ohio 43130
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 681-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
In accordance with General Instruction B.2 of Form 8-K, the following information is being furnished pursuant to Item 7.01 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
On June 6, 2014, EveryWare Global, Inc. (the “Company”) issued conditional Worker Adjustment and Retraining Notification (“WARN”) Act notices (the “Notices”) to all employees at its (1) glass manufacturing and distribution center in Lancaster, Ohio (the “Lancaster Facility”), (2) distribution center in Savannah, Georgia (the “Savannah Facility”) and (3) glass manufacturing facility in Monaca, Pennsylvania (the “Monaca Facility,” and, together with the Lancaster Facility and the Savannah Facility, the “Facilities”), as a result of financial challenges, resulting in the Company falling into default under its term loan agreement as previously disclosed.
While the Notices begin the 60-day notice period that must be given prior to a plant closing under the WARN Act, the Company has not yet made a final determination to permanently close the Facilities. Whether the Company will permanently close the Facilities depends upon whether the Company is able to resolve its existing liquidity issues, including through amending its existing credit agreements. If the Company determines it is necessary to permanently close any of the Facilities, it is expected that this would occur during a fourteen day period beginning on August 11, 2014.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Exchange Act. For this purpose, any statements contained herein that are not statements of historical fact or statements regarding the Company’s plans for its facilities, financial covenant compliance and financial position and liquidity, may be deemed to be forward-looking statements. Without limiting the foregoing, the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” and similar expressions are intended to identify forward-looking statements. The important factors discussed in “Item 1A - Risk Factors” of the Company’s Annual Report on Form 10-K, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Such forward-looking statements represent management’s current expectations and are inherently uncertain. Investors are warned that actual results may differ from management’s expectations. Additionally, various economic and competitive factors could cause actual results to differ materially from those discussed in such forward-looking statements, including, but not limited to, such risks relating to (i) general economic or business conditions affecting the markets we serve; (ii) our ability to generate sufficient cash or otherwise have sufficient liquidity to continue our operations; (iii) our ability to return to compliance with the financial covenants in our debt agreements; (iv) our ability to amend our current debt agreements if we are not otherwise able to return to compliance with the financial covenants contained therein; and (v) our ability to obtain future financing. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by such cautionary statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EVERYWARE GLOBAL, INC.

Date:	June 6, 2014	By:	/s/ Bernard Peters
		Name:	Bernard Peters
		Title:	Executive Vice President and Chief Financial Officer